ALEXANDER & BALDWIN

PARTNERS FOR HAWAI'I

UFC GYM

ALEXANDER & BALDWIN

Premier Hawai'i Real Estate Company

Supplemental Information

AS OF AND FOR THE THREE MONTHS AND NINE MONTHS
ENDED SEPTEMBER 30, 2019

ALEX
LISTED
NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements
Statements in this Supplemental Information report that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, as well as the evaluation of alternatives by the Company’s joint venture related to the development of Kukui‘ula, generally discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. The information in this Supplemental Information report should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation
The information contained in this Supplemental Information report does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

Company Overview

Alexander & Baldwin, Inc.
Company Overview
Company Profile

Alexander & Baldwin, Inc. ("A&B" or the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Honolulu, Hawai‘i. The Company has a 149-year history of being an integral piece of Hawai‘i and its economy making it uniquely qualified to create value for shareholders through an investment and asset redeployment strategy focused on growth primarily in its commercial real estate holdings in Hawai‘i.

The Company operates through three reportable segments: Commercial Real Estate ("CRE"); Land Operations; and Materials & Construction ("M&C") and is composed of the following as of September 30, 2019:

•
A 3.9 million-square-foot portfolio of commercial real estate and 154 acres of ground leases throughout the Hawaiian islands, including 2.5 million square feet of largely grocery/drugstore-anchored retail centers;

•	More than 29,000 acres of landholdings, including residential and commercial development-for-sale activities in select Hawai‘i locations; and

•
M&C operations primarily through its wholly owned subsidiary, Grace Pacific LLC ("Grace Pacific"), including strategic quarry and asphalt importation sites that supply the Hawaiian islands, paving activities and certain complementary operations.

Executive Officers

Christopher Benjamin	Brett Brown
President & Chief Executive Officer	Executive Vice President & Chief Financial Officer

Lance Parker	Nelson Chun
Executive Vice President & Chief Real Estate Officer	Executive Vice President & Chief Legal Officer

Jerrod Schreck	Meredith Ching
President, Grace Pacific	Executive Vice President, External Affairs

Contact Information	Equity Research

Corporate Headquarters	Evercore ISI	Sandler O'Neill & Partners, L.P.
822 Bishop Street	Sheila McGrath	Alexander Goldfarb
Honolulu, HI 96813	(212) 497-0882	(212) 466-7937
	sheila.mcgrath@evercoreisi.com	agoldfarb@sandleroneill.com
Investor Relations
Brett Brown	JMP Securities LLC
Executive Vice President & Chief Financial Officer	Peter Martin
(808) 525-8401	(415) 835-8904
bbrown@abhi.com	pmartin@jmpsecurities.com

Transfer Agent & Registrar	Sidoti & Company, LLC
Computershare	Stephen O'Hara
P.O. Box 505000	(212) 894-3329
Louisville, KY 40233-5000	sohara@sidoti.com
(866) 442-6551
Other Company Information
Overnight Correspondence
Computershare	Stock exchange listing:	NYSE: ALEX
462 South 4th Street, Suite 1600	Corporate website:	www.alexanderbaldwin.com
Louisville, KY 40202	Grace Pacific website:	www.gracepacific.com
	Market capitalization at September 30, 2019:	$1.8	B
Shareholder website: www.computershare.com/investor	3-month average trading volume:	254	K
Online inquiries: www-us.computershare.com/investor/contact	Independent auditors:	Deloitte & Touche LLP

Alexander & Baldwin, Inc.
Company Overview
Glossary of Terms

ABR	Annualized Base Rent ("ABR") is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant.

Adjusted EBITDA
Adjusted EBITDA is calculated on a consolidated basis ("Consolidated Adjusted EBITDA") and on a segment basis by adjusting Consolidated EBITDA or Segment EBITDA for M&C non-cash asset impairments, the other-than-temporary impairment related to the Company's investment in Kukui‘ula, and/or loss (income) attributable to noncontrolling interest.

Backlog
Backlog represents the total amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded. Backlog primarily consists of asphalt paving and, to a lesser extent, Grace Pacific’s consolidated revenue from its Prestress and construction-and traffic control-related products. Backlog includes estimated revenue from the remaining portion of contracts not yet completed, as well as revenue from approved change orders. The length of time that projects remain in backlog can span from a few days for a small volume of work to 36 months for large paving contracts and contracts performed in phases. This amount includes opportunity backlog consisting of government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is perfunctory at the time of this disclosure. Circumstances outside the Company's control such as procurement or technical protests may arise that prevent the finalization of such contracts.

Cash NOI
Cash Net Operating Income ("Cash NOI") is calculated as total Commercial Real Estate operating revenues less direct property-related operating expenses. Cash NOI excludes straight-line lease adjustments, amortization of favorable/unfavorable leases, amortization of lease incentives, selling, general and administrative expenses, impairment of commercial real estate assets, lease termination income, other income and expense, net, and depreciation and amortization (including amortization of maintenance capital, tenant improvements and leasing commissions).

Comparable Lease	Renewals and leases executed for units that have been vacated in the previous 12 months. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.

CRE Portfolio	Composed of (1) leases of retail, industrial, and office improved properties ("Improved Portfolio") and (2) ground leases ("Ground Leases") within the CRE segment.

EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is calculated on a consolidated basis ("Consolidated EBITDA") by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization.

EBITDA is calculated for each segment ("Segment EBITDA" or "Commercial Real Estate EBITDA," "Land Operations EBITDA," "Materials & Construction EBITDA") by adjusting segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization.

Fixed-charge Coverage Ratio	The ratio of Adjusted EBITDA to the sum of debt service (which includes interest payments and principal amortization of mortgage debt, excluding balloon payments), for the trailing twelve months.

GAAP	Generally accepted accounting principles in the United States of America.

GLA	Total area measured in square feet ("SF") available for lease in our retail, industrial, or office properties. GLA is periodically adjusted based on remeasurement or reconfiguration of space.

Land Operations Adjusted EBITDA	Land Operations Adjusted EBITDA is calculated by adjusting Land Operations EBITDA for the other-than-temporary impairment related to the Company's investment in Kukui‘ula.

Maintenance Capital Expenditures	Capital expenditures necessary to maintain building value, the current income stream and position in the market (including building improvements, and tenant improvements allowances).

M&C Adjusted EBITDA	M&C Adjusted EBITDA is calculated by adjusting Materials & Construction EBITDA for income attributable to noncontrolling interests and asset impairments.

Net Debt	Net Debt is calculated as the Company's total notional debt, excluding unamortized premium, discount and capitalized loan fees, less cash and cash equivalents.

Occupancy	The percentage of square footage leased and commenced to gross leasable space at the end of the period reported.

Rent Spread	Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease.

Same-Store
The Company reports Cash NOI and Occupancy on a same-store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year. The same-store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the same-store pool after one full calendar year of stabilized operation. Properties included in held for sale are excluded from same-store.

Stabilization	New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% occupancy.

Straight-line Rent	Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period.

TTM	Trailing twelve months.

Year Built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Company Overview
Statement on Management's Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplemental Information:

•	Consolidated EBITDA

•	Consolidated Adjusted EBITDA

•	Commercial Real Estate Cash NOI and Same-Store Cash NOI

•	Commercial Real Estate EBITDA

•	Land Operations EBITDA and Land Operations Adjusted EBITDA

•	Materials & Construction EBITDA and M&C Adjusted EBITDA

The Company uses non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP.

EBITDA is a non-GAAP measure used by the Company in evaluating the Company's and segments' operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the Company's and segments' ongoing operations. The Company adjusts Consolidated EBITDA & Segment EBITDA for the asset impairments related to the Materials & Construction segment and the other-than-temporary impairment of the Kukui‘ula joint venture, where applicable, as the Company believes these items are infrequent in nature. The Company similarly adjusts Segment EBITDA for the same items in addition to adjusting for income attributable to noncontrolling interests to arrive at M&C Adjusted EBITDA. By excluding these items from EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. EBITDA and Adjusted EBITDA should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Cash NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company's Commercial Real Estate portfolio. The Company believes Cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those cash income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by non-cash revenue and expense recognition items, the impact of depreciation and amortization expenses or other gains or losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's Commercial Real Estate portfolio as well as trends in occupancy rates, rental rates, and operating costs. Cash NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information. The Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information:

•	Refer to Table 7 for a reconciliation of consolidated net income to Consolidated EBITDA and Consolidated Adjusted EBITDA.

•	Refer to Table 8 for a reconciliation of Commercial Real Estate operating profit to Cash NOI and a reconciliation of Commercial Real Estate operating profit to Commercial Real Estate EBITDA.

•	Refer to Table 18 for a reconciliation of Land Operations operating profit to Land Operations EBITDA and Land Operations Adjusted EBITDA.

•	Refer to Table 21 for a reconciliation of Materials & Construction operating profit to Materials & Construction EBITDA and M&C Adjusted EBITDA.

Financial Summary

Alexander & Baldwin, Inc.
Financial Summary
Table 1 – Condensed Consolidated Balance Sheets

($ in millions, unaudited)

	September 30, 2019	December 31, 2018
ASSETS
Real estate investments
Real estate property	$1,531.4	$1,293.7
Accumulated depreciation	(124.3)	(107.2)
Real estate property, net	1,407.1	1,186.5
Real estate developments	93.8	155.2
Investments in real estate joint ventures and partnerships	135.4	141.0
Real estate intangible assets, net	78.7	59.8
Real estate investments, net	1,715.0	1,542.5
Cash and cash equivalents	7.2	11.4
Restricted cash	0.2	223.5
Accounts receivable and retention, net	67.8	61.2
Inventories	23.9	26.5
Other property, net	131.4	135.5
Operating lease right-of-use assets	22.7	—
Goodwill	15.4	65.1
Other receivables	28.7	56.8
Prepaid expenses and other assets	109.4	102.7
Total assets	$2,121.7	$2,225.2

LIABILITIES AND EQUITY
Liabilities:
Notes payable and other debt	$732.4	$778.1
Accounts payable	15.0	34.2
Operating lease liabilities	23.0	—
Accrued pension and post-retirement benefits	31.4	29.4
Indemnity holdbacks	7.5	16.3
Deferred revenue	68.4	63.2
Accrued and other liabilities	107.7	87.8
Total liabilities	985.4	1,009.0
Commitments and Contingencies
Redeemable Noncontrolling Interest	7.9	7.9
Equity:
Common stock - no par value; authorized, 150 million shares; outstanding, 72.3 million and 72.0 million shares at September 30, 2019 and December 31, 2018, respectively	1,797.4	1,793.4
Accumulated other comprehensive income (loss)	(55.0)	(51.9)
Distributions in excess of accumulated earnings	(617.6)	(538.9)
Total A&B shareholders' equity	1,124.8	1,202.6
Noncontrolling interest	3.6	5.7
Total equity	1,128.4	1,208.3
Total liabilities and equity	$2,121.7	$2,225.2

Alexander & Baldwin, Inc.
Financial Summary
Table 2 – Condensed Consolidated Statements of Operations

($ in millions, except per-share amounts; unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2019	2018	2019	2018
Operating Revenue:
Commercial Real Estate	$42.7	$35.9	$118.6	$104.9
Land Operations	8.5	24.0	82.4	72.6
Materials & Construction	37.9	59.5	126.6	167.3
Total operating revenue	89.1	119.4	327.6	344.8
Operating Costs and Expenses:
Cost of Commercial Real Estate	23.8	19.2	64.3	57.0
Cost of Land Operations	5.9	17.4	68.5	67.0
Cost of Materials & Construction	42.0	50.5	127.2	143.5
Selling, general and administrative	13.3	14.6	45.1	44.7
Goodwill impairment	49.7	—	49.7	—
Total operating costs and expenses	134.7	101.7	354.8	312.2
Gain (loss) on the sale of commercial real estate properties	—	—	—	49.8
Operating Income (Loss)	(45.6)	17.7	(27.2)	82.4
Other Income and (Expenses):
Income (loss) related to joint ventures	2.4	4.5	6.1	6.3
Interest and other income (expense), net	0.6	3.7	2.8	2.1
Interest expense	(8.2)	(9.1)	(25.4)	(26.4)
Income (Loss) from Continuing Operations Before Income Taxes	(50.8)	16.8	(43.7)	64.4
Income tax benefit (expense)	—	(1.0)	1.1	1.8
Income (Loss) from Continuing Operations	(50.8)	15.8	(42.6)	66.2
Income (loss) from discontinued operations, net of income taxes	(0.1)	(0.2)	(0.8)	(0.2)
Net Income (Loss)	(50.9)	15.6	(43.4)	66.0
Loss (income) attributable to noncontrolling interest	1.1	(0.8)	1.8	(1.4)
Net Income (Loss) Attributable to A&B Shareholders	$(49.8)	$14.8	$(41.6)	$64.6

Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$(0.69)	$0.21	$(0.57)	$0.92
Discontinued operations available to A&B shareholders	—	—	(0.01)	—
Net income (loss) available to A&B shareholders	$(0.69)	$0.21	$(0.58)	$0.92
Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$(0.69)	$0.20	$(0.57)	$0.89
Discontinued operations available to A&B shareholders	—	—	(0.01)	—
Net income (loss) available to A&B shareholders	$(0.69)	$0.20	$(0.58)	$0.89

Weighted-Average Number of Shares Outstanding:
Basic	72.3	72.0	72.2	70.2
Diluted	72.3	72.4	72.2	72.4

Amounts Available to A&B Shareholders:
Continuing operations available to A&B shareholders, net of income taxes	$(49.7)	$15.0	$(40.8)	$64.8
Discontinued operations available to A&B shareholders, net of income taxes	(0.1)	(0.2)	(0.8)	(0.2)
Net income (loss) available to A&B shareholders	$(49.8)	$14.8	$(41.6)	$64.6

Alexander & Baldwin, Inc.
Financial Summary
Table 3 – Segment Results

 ($ in millions, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Operating Revenue:
Commercial Real Estate	$42.7	$35.9	$118.6	$104.9
Land Operations	8.5	24.0	82.4	72.6
Materials & Construction	37.9	59.5	126.6	167.3
Total operating revenue	89.1	119.4	327.6	344.8
Operating Profit (Loss):
Commercial Real Estate[1]	18.0	15.9	50.6	45.0
Land Operations[2]	2.8	13.1	15.9	9.3
Materials & Construction	(57.9)	3.4	(66.7)	7.2
Total operating profit (loss)	(37.1)	32.4	(0.2)	61.5
Gain (loss) on the sale of commercial real estate properties	—	—	—	49.8
Interest expense	(8.2)	(9.1)	(25.4)	(26.4)
General corporate expenses	(5.5)	(6.5)	(18.1)	(20.5)
Income (Loss) from Continuing Operations Before Income Taxes	(50.8)	16.8	(43.7)	64.4
Income tax benefit (expense)	—	(1.0)	1.1	1.8
Income (Loss) from Continuing Operations	(50.8)	15.8	(42.6)	66.2
Income (loss) from discontinued operations, net of income taxes	(0.1)	(0.2)	(0.8)	(0.2)
Net Income (Loss)	(50.9)	15.6	(43.4)	66.0
Loss (income) attributable to noncontrolling interest	1.1	(0.8)	1.8	(1.4)
Net Income (Loss) Attributable to A&B Shareholders	$(49.8)	$14.8	$(41.6)	$64.6
1 Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Materials & Construction segment, and is eliminated in the consolidated results of operations.
2 Land Operations segment operating profit (loss) includes equity in earnings (losses) from the Company's various real estate joint ventures and non-cash reductions related to the Company's solar tax equity investments.

Alexander & Baldwin, Inc.
Financial Summary
Table 4 – Condensed Consolidated Statements of Cash Flows

 ($ in millions, unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash Flows from Operating Activities:
Net income (loss)	$(43.4)	$66.0
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	36.6	31.6
Deferred income taxes	—	(2.4)
Loss (gain) on asset transactions, net	(2.6)	(62.1)
Goodwill impairment	49.7	—
Share-based compensation expense	4.1	4.0
(Income) loss from affiliates, net of distributions of income	(3.5)	2.0
Changes in operating assets and liabilities:
Trade, contracts retention, and other contract receivables	(6.9)	(4.9)
Inventories	2.6	(0.3)
Prepaid expenses, income tax receivable and other assets	25.8	(4.1)
Accrued pension and post-retirement benefits	4.6	2.5
Accounts payable	(10.3)	(8.3)
Accrued and other liabilities	6.6	(7.3)
Real estate development for sale proceeds	48.5	41.0
Expenditures for real estate development for sale	(7.8)	(20.0)
Net cash provided by (used in) operations	104.0	37.7

Cash Flows from Investing Activities:
Capital expenditures for acquisitions	(218.4)	(201.6)
Capital expenditures for property, plant and equipment	(31.8)	(40.0)
Proceeds from disposal of property, investments and other assets	3.0	169.3
Payments for purchases of investments in affiliates and other investments	(3.3)	(21.3)
Distributions of capital from investments in affiliates and other investments	12.2	32.8
Net cash provided by (used in) investing activities	(238.3)	(60.8)

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	111.8	533.5
Payments of long-term debt and deferred financing costs	(155.3)	(433.6)
Borrowings (payments) on line-of-credit agreement, net	(5.1)	(14.2)
Distribution to noncontrolling interests	(0.3)	(0.2)
Cash dividends paid	(36.2)	(156.6)
Proceeds from issuance (repurchase) of common stock and other, net	(1.0)	(1.3)
Payment of deferred acquisition holdback	(7.1)	—
Net cash provided by (used in) financing activities	(93.2)	(72.4)

Cash, Cash Equivalents and Restricted Cash:
Net increase (decrease) in cash, cash equivalents, and restricted cash	(227.5)	(95.5)
Balance, beginning of period	234.9	103.2
Balance, end of period	$7.4	$7.7

Alexander & Baldwin, Inc.
Financial Summary
Table 5 – Debt Summary
As of September 30, 2019

($ in millions, unaudited)

					Scheduled principal payments
Debt	Interest Rate (%)	Weighted- average Interest Rate (%)	Maturity Date	Weighted- average Maturity (Years)	2019	2020	2021	2022	2023	Thereafter	Total Principal	Unamort Deferred Fin Cost/ (Discount) Premium	Total
Secured:
Kailua Town Center	(1)	5.95%	2021	2.0	$0.1	$0.4	$9.8	$—	$—	$—	$10.3	$—	$10.3
Kailua Town Center #2	3.15%	3.15%	2021	1.8	0.1	0.1	4.5	—	—	—	4.7	(0.1)	4.6
Heavy equipment financing	(2)	4.62%	2023	1.7	0.2	0.7	0.7	0.3	0.1	—	2.0	—	2.0
Laulani Village	3.93%	3.93%	2024	4.5	—	0.7	1.1	1.1	1.2	57.9	62.0	(0.7)	61.3
Pearl Highlands	4.15%	4.15%	2024	4.9	0.5	1.9	2.0	2.2	2.2	75.2	84.0	0.8	84.8
Manoa Marketplace	(3)	3.14%	2029	8.5	0.4	1.6	1.7	1.7	1.7	52.7	59.8	(0.3)	59.5
Subtotal / Wtd Ave		3.88%		5.6	$1.3	$5.4	$19.8	$5.3	$5.2	$185.8	$222.8	$(0.3)	$222.5

Unsecured:
Term Loan 3	5.19%	5.19%	2019	0.2	$0.7	$—	$—	$—	$—	$—	$0.7	$—	$0.7
Series D Note	6.90%	6.90%	2020	0.5	—	16.2	—	—	—	—	16.2	—	16.2
Bank syndicated loan	(4)	3.62%	2023	3.4	—	—	—	—	50.0	—	50.0	—	50.0
Series A Note	5.53%	5.53%	2024	3.3	—	—	7.1	7.1	7.1	7.2	28.5	—	28.5
Series J Note	4.66%	4.66%	2025	5.6	—	—	—	—	—	10.0	10.0	—	10.0
Series B Note	5.55%	5.55%	2026	4.1	—	—	1.0	9.0	9.0	27.0	46.0	—	46.0
Series C Note	5.56%	5.56%	2026	3.5	—	1.0	9.0	2.0	2.0	9.0	23.0	—	23.0
Series F Note	4.35%	4.35%	2026	4.2	—	2.4	4.5	—	5.5	9.6	22.0	—	22.0
Series H Note	4.04%	4.04%	2026	7.2	—	—	—	—	—	50.0	50.0	—	50.0
Series K Note	4.81%	4.81%	2027	7.6	—	—	—	—	—	34.5	34.5	(0.1)	34.4
Series G Note	3.88%	3.88%	2027	4.0	7.5	5.4	1.5	6.0	5.0	17.1	42.5	—	42.5
Series L Note	4.89%	4.89%	2028	8.6	—	—	—	—	—	18.0	18.0	(0.3)	17.7
Series I Note	4.16%	4.16%	2028	9.3	—	—	—	—	—	25.0	25.0	—	25.0
Term Loan 5	4.30%	4.30%	2029	10.3	—	—	—	—	—	25.0	25.0	—	25.0
Subtotal / Wtd Ave		4.63%		5.3	$8.2	$25.0	$23.1	$24.1	$78.6	$232.4	$391.4	$(0.4)	$391.0

Revolving Credit Facilities:
GLP Asphalt revolving credit facility	(5)	3.27%	2020	1.1	$—	$0.5	$—	$—	$—	$—	$0.5	$—	$0.5
Revolving credit facility	(6)	3.67%	2022	3.3	$—	$—	$—	$118.4	$—	$—	$118.4	$—	$118.4
Subtotal / Wtd Ave		3.67%		3.2	$—	$0.5	$—	$118.4	$—	$—	$118.9	$—	$118.9
Total / Wtd Ave		4.25%		5.1	$9.5	$30.9	$42.9	$147.8	$83.8	$418.2	$733.1	$(0.7)	$732.4

(1) Loan has a stated interest rate of LIBOR plus 1.50%, but is swapped through maturity to a 5.95% fixed rate.
(2) Loans have stated rates ranging from 4.08% to 5.00%.
(3) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.
(4) Loan has a stated interest rate of LIBOR plus 1.60%, based on pricing grid.
(5) Loan has a stated interest rate of LIBOR plus 1.25%.
(6) Loan has a stated interest rate of LIBOR plus 1.65%, based on pricing grid.

Alexander & Baldwin, Inc.
Financial Summary
Table 6 – Capitalization & Financial Ratios
As of September 30, 2019

($ in millions, except number of shares and stock price; unaudited)

Debt
Secured debt			$222.5
Unsecured term debt			391.0
Unsecured revolving credit facility			118.9
Total debt (A)			732.4
Add: Net unamortized deferred financing cost / discount (premium)			0.7
Less: cash and cash equivalents			(7.2)
Net Debt			$725.9

Market Capitalization	Shares	Stock Price	Market Value
Common stock (NYSE:ALEX)	72,258,124	$24.51	$1,771.0
Total market capitalization (B)			$1,771.0

Total Capitalization (C) = (A) + (B)			$2,503.4
Total debt to total capitalization (A) / (C)			29.3%

Liquidity
Cash on hand			$7.2
Unused committed line of credit			329.9
Total liquidity			$337.1

Financial Ratios
Net Debt to TTM Consolidated Adjusted EBITDA[1]			3.1 x
Fixed-charge Coverage Ratio[2]			5 x
Fixed-rate debt to total debt			76.9%
Unencumbered CRE Assets Ratio[3]			75.5%
1 Consolidated Adjusted EBITDA for the trailing twelve months ($234.3 million) includes the gain on the bulk agricultural land sale transaction of $162.2 million in the fourth quarter of 2018 and $6.7 million in the first quarter of 2019 for a total impact to TTM Consolidated Adjusted EBITDA of $168.9 million.
2 The ratio of Consolidated Adjusted EBITDA ($234.3 million) to the sum of debt service (which includes interest payments and principal amortization of mortgage debt and excludes balloon payments, or $46.5 million) for the trailing twelve months.
3 The gross book value of unencumbered CRE property ($1,147.9 million) as a percent of total CRE property ($1,520.4 million).

Alexander & Baldwin, Inc.
Financial Summary
Table 7 – Consolidated Metrics

($ in millions, unaudited)

Consolidated EBITDA & Consolidated Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,		TTM September 30,
	2019	2018	2019	2018	2019
Net Income (Loss)	$(50.9)	$15.6	$(43.4)	$66.0	$(179.2)
Adjustments:
Depreciation and amortization	13.2	10.3	36.6	31.6	47.8
Interest expense	8.2	9.1	25.4	26.4	34.3
Income tax expense (benefit)	—	0.9	(1.1)	(1.9)	17.1
Consolidated EBITDA	$(29.5)	$35.9	$17.5	$122.1	$(80.0)
Asset impairments related to the Materials and Construction Segment	49.7	—	49.7	—	127.5
Other-than-temporary impairment of Kukui‘ula joint venture	—	—	—	—	186.8
Consolidated Adjusted EBITDA	$20.2	$35.9	$67.2	$122.1	$234.3

Other discrete items impacting the respective periods:
Loss (income) attributable to noncontrolling interest	1.1	(0.8)	1.8	(1.4)	1.0
(Income) loss from discontinued operations before interest, income taxes and depreciation and amortization	0.1	0.3	0.8	0.3	1.1
Goodwill and other long-lived asset impairments	49.7	—	49.7	—	129.1
Impairment of equity method investment	—	—	—	—	188.6
Loss (gain) on sale of commercial real estate properties	—	—	—	(49.8)	(1.6)
Loss (gain) on bulk agricultural land sale	—	—	(6.7)	—	(168.9)

Consolidated SG&A

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Commercial Real Estate	$2.3	$1.4	$7.8	$4.7
Land Operations	1.5	1.7	4.1	4.7
Materials & Construction	4.1	5.2	15.8	15.4
Corporate and Other	5.4	6.3	17.4	19.9
Selling, general and administrative	$13.3	$14.6	$45.1	$44.7

Commercial Real Estate

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 8 – CRE Metrics

($ in millions, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Operating Revenues:
Base rents	$29.2	$24.3	$81.6	$68.8
Recoveries from tenants	9.9	8.9	28.0	26.7
Other revenues	3.6	2.7	9.0	9.4
Total Commercial Real Estate revenues	42.7	35.9	118.6	104.9
Operating Costs and Expenses:
Property operations	10.0	8.9	27.2	27.3
Property taxes	4.0	3.1	10.8	9.2
Depreciation and amortization	9.8	7.2	26.3	20.5
Total Cost of Commercial Real Estate	23.8	19.2	64.3	57.0
Selling, general and administrative	(2.3)	(1.4)	(7.8)	(4.7)
Intersegment operating revenues[1]	0.7	0.6	1.9	1.9
Interest and other income (expense), net	0.7	—	2.2	(0.1)
Operating Profit (Loss)	18.0	15.9	50.6	45.0
Plus: Depreciation and amortization	9.8	7.2	26.3	20.5
Less: Straight-line lease adjustments	(1.9)	(2.0)	(4.6)	(2.7)
Less: Favorable/(unfavorable) lease amortization	(0.1)	(0.4)	(1.1)	(1.4)
Less: Termination income	(0.1)	—	(0.1)	(1.1)
Plus: Other (income)/expense, net	(0.7)	—	(2.2)	0.1
Plus: Selling, general, administrative and other expenses	2.3	1.4	7.8	4.7
Less: Impact of adoption of ASU 2016-02[2]	—	(0.2)	—	(0.5)
Cash NOI as adjusted	27.3	21.9	76.7	64.6
Less: Cash NOI from acquisitions, dispositions and other adjustments	(8.0)	(3.0)	(17.5)	(8.4)
Same-Store Cash NOI as adjusted	$19.3	$18.9	$59.2	$56.2

Maintenance Capital Expenditures:
Building improvements	$0.9	$1.9	$6.1	$5.3
Tenant improvements	1.2	1.9	2.6	6.7
Total maintenance capital expenditures	$2.1	$3.8	$8.7	$12.0

Leasing Commissions Paid:	0.1	0.5	1.5	2.2

[1] Represents intersegment revenues, primarily base rents and expense recoveries from leases to tenants that operate as part of the Materials & Construction segment. These operating revenues, and the related rental expense incurred by these tenants, are eliminated in the consolidated results of operations.

[2] Represents legal costs related to leasing activity that were previously capitalized when incurred and recognized as amortization expense over the term of the lease contract. Upon the Company's adoption of ASU 2016-02, Leases, on January 1, 2019, such legal costs are directly expensed as operating costs and are included in Cash NOI. For comparability purposes, Cash NOI for the 2018 periods presented have been adjusted to include legal fees in conformity with Cash NOI for the 2019 periods presented.

	Three Months Ended September 30,		Nine Months Ended September 30,		TTM September 30,
	2019	2018	2019	2018	2019
Commercial Real Estate Operating Profit (Loss)	$18.0	$15.9	$50.6	$45.0	$64.1
Depreciation and amortization	9.8	7.2	26.3	20.5	33.8
Commercial Real Estate EBITDA	$27.8	$23.1	$76.9	$65.5	$97.9

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 9 – Occupancy

(Unaudited)

Occupancy

	As of	As of	Percentage Point Change
	September 30, 2019	September 30, 2018
Retail	94.9%	92.7%	2.2
Industrial	95.4%	90.2%	5.2
Office	92.6%	91.7%	0.9
Total	95.0%	91.9%	3.1

Same-Store Occupancy
	As of	As of	Percentage Point Change
	September 30, 2019	September 30, 2018
Retail	94.3%	92.7%	1.6
Industrial	94.2%	90.2%	4.0
Office	92.6%	91.7%	0.9
Total	94.2%	91.8%	2.4

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 10 – Cash NOI and Same-Store Cash NOI by Type

($ in thousands, unaudited)

Total Portfolio Cash NOI
	Three Months Ended September 30,		Percentage Change	Nine Months Ended September 30,		Percentage Change
	2019	2018[1]		2019	2018[1]
Retail	$18,129	$14,794	22.5%	$51,127	$41,602	22.9%
Industrial	4,298	3,218	33.6%	12,163	9,540	27.5%
Ground	3,917	2,903	34.9%	10,692	8,783	21.7%
Office	891	1,035	(13.9)%	2,772	3,183	(12.9)%
Total Hawai‘i Portfolio	$27,235	$21,950	24.1%	$76,754	$63,108	21.6%
Other	36	(33)	NM	(14)	1,482	NM
Total	$27,271	$21,917	24.4%	$76,740	$64,590	18.8%

Same-Store Cash NOI
	Three Months Ended September 30,		Percentage Change	Nine Months Ended September 30,		Percentage Change
	2019	2018[1]		2019	2018[1]
Retail	$12,032	$11,743	2.5%	$37,306	$35,012	6.6%
Industrial	3,525	3,219	9.5%	10,343	9,540	8.4%
Ground	2,877	2,905	(1.0)%	8,748	8,570	2.1%
Office	888	1,031	(13.9)%	2,768	3,044	(9.1)%
Total	$19,322	$18,898	2.2%	$59,165	$56,166	5.3%

[1] Upon the Company's adoption of ASU 2016-02, Leases, on January 1, 2019, Cash NOI now includes the impact of legal fees that are not directly related to lease execution. Historically, these legal costs were capitalized and amortized over the lease term. For comparability purposes, the Company adjusted 2018 Cash NOI to also include legal fees, see Table 8 for reconciliation.

Changes in the Same-Store pool as it relates to the comparable prior period and the current period are as follows:

Dispositions		Additions
Date	Property	Date	Property
11/18	Lahaina Square Shopping Center	6/17	Honokohau Industrial

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 11 – Improved Property Report

($ in thousands, except per square foot amounts; unaudited)

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	Q3 2019 Cash NOI	Q3 2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants
	Retail:
1	Pearl Highlands Center	(1)	Oahu	1992-1994	411,400	99.8%	$11,025	$27.24	$2,601	11.2%	Sam's Club, Regal Cinemas, 24 Hour Fitness, Ulta Salon
2	Kailua Retail	(1)(3)	Oahu	1947-2014	319,100	96.5%	11,081	36.34	2,932	12.6%	Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon
3	Laulani Village		Oahu	2012	175,800	99.3%	6,278	36.91	1,592	6.8%	Safeway, Ross, Walgreens, Petco
4	Waianae Mall	(1)	Oahu	1975	170,300	86.3%	3,090	21.04	661	2.9%	CVS/Longs Drugs, City Mill
5	Manoa Marketplace	(1)	Oahu	1977	140,600	84.3%	3,922	33.31	979	4.2%	Safeway, CVS/Longs Drugs
6	Queens' MarketPlace		Hawai‘i Island	2007	134,700	92.3%	5,574	53.61	1,350	5.8%	Island Gourmet
7	Kaneohe Bay Shopping Center (Leasehold)	(1)	Oahu	1971	125,400	100.0%	3,102	24.73	650	2.8%	Safeway, CVS/Longs Drugs
8	Hokulei Village		Kauai	2015	119,200	99.2%	4,187	35.69	1,009	4.3%	Safeway, Petco
9	Waipio Shopping Center	(1)	Oahu	1986, 2004	113,800	100.0%	3,299	28.98	861	3.7%	Foodland
10	Aikahi Park Shopping Center	(1)	Oahu	1971	98,000	82.6%	1,832	23.08	520	2.2%	Safeway
11	The Shops at Kukui‘ula	(1)	Kauai	2009	89,100	93.2%	4,273	54.51	982	4.2%	CVS/Longs Drugs, Eating House, Living Foods Market
12	Lanihau Marketplace	(1)	Hawai‘i Island	1987	88,300	95.9%	1,774	20.94	306	1.3%	Sak' N Save, CVS/Longs Drugs
13	Kunia Shopping Center	(1)	Oahu	2004	60,600	98.3%	2,401	40.31	538	2.3%
14	Waipouli Town Center		Kauai	1980	56,600	93.9%	947	17.82	276	1.2%	Foodland
15	Lau Hala Shops	(3)	Oahu	2018	46,000	100.0%	2,609	58.69	539	2.3%
16	Napili Plaza	(1)	Maui	1991	45,600	87.6%	1,219	30.51	330	1.4%	Napili Market
17	Kahului Shopping Center	(1)	Maui	1951	45,300	86.7%	585	15.47	66	0.3%
18	Gateway at Mililani Mauka	(1)	Oahu	2008, 2013	34,900	93.2%	1,810	55.73	449	1.9%	CVS/Longs Drugs (shadow-anchored)
19	Port Allen Marina Center	(1)	Kauai	2002	23,600	92.0%	583	26.90	157	0.7%
20	The Collection		Oahu	2017	12,000	100.0%	559	46.64	143	0.6%
21	Pu‘unene Shopping Center	(2)	Maui	2017	120,500	N/A	—	—	762	3.3%	Planet Fitness, Petco, Ulta Salon, Target (shadow-anchored)
22	Ho‘okele Shopping Center	(2)	Maui	2019	66,600	N/A	—	—	426	1.8%	Safeway
	Subtotal – Retail				2,497,400	94.9%	$70,150	$32.65	$18,129	77.8%

	Industrial:
23	Komohana Industrial Park	(1)	Oahu	1990	238,300	87.0%	$2,669	$12.87	$1,070	4.6%
24	Kaka‘ako Commerce Center	(1)	Oahu	1969	200,500	93.5%	2,566	14.37	531	2.3%
25	Waipio Industrial	(1)	Oahu	1988-1989	158,400	100.0%	2,551	16.11	648	2.8%
26	Opule Industrial		Oahu	2005-2006, 2018	151,500	100.0%	2,320	15.31	469	2.0%
27	P&L Warehouse	(1)	Maui	1970	104,100	98.6%	1,475	14.36	372	1.6%
28	Kapolei Enterprise Center		Oahu	2019	93,000	100.0%	1,507	16.19	303	1.3%
29	Honokohau Industrial	(1)	Hawai‘i Island	2004-2006, 2008	86,500	100.0%	1,169	13.80	307	1.3%
30	Kailua Industrial/Other	(1)	Oahu	1951-1974	69,000	93.4%	1,099	17.58	266	1.1%
31	Port Allen	(1)	Kauai	1983, 1993	63,800	100.0%	706	11.33	209	0.9%
32	Harbor Industrial	(1)	Maui	1930	51,100	87.2%	535	12.01	122	0.5%
	Subtotal – Industrial				1,216,200	95.4%	$16,597	$14.49	$4,297	18.4%

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	Q3 2019 Cash NOI	Q3 2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants

	Office:
33	Kahului Office Building	(1)	Maui	1974	59,400	90.3%	$1,520	$29.88	$319	1.4%
34	Gateway at Mililani Mauka South	(1)	Oahu	1992, 2006	37,100	100.0%	1,641	44.18	332	1.4%
35	Kahului Office Center	(1)	Maui	1991	33,400	85.3%	743	26.04	183	0.8%
36	Lono Center	(1)	Maui	1973	13,700	100.0%	327	23.93	54	0.2%
	Subtotal – Office				143,600	92.6%	$4,231	$32.49	$888	3.8%
	Total – Hawai‘i Improved Portfolio				3,857,200	95.0%	$90,978	$26.57	$23,314	100.0%

(1) Included in the Same-Store pool.
(2) Development completed but not yet stabilized. Upon initial stabilization the property will be included in Occupancy. NOI not included in Same-Store portfolio.
(3) In prior periods, Lau Hala was combined into Kailua Retail. However, starting in the prior period Supplemental Information for the three and six months ended June 30, 2019, we began presenting information for Lau Hala separately and excluded such Lau Hala information from Kailua Retail.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 12 – Ground Lease Report

($ in thousands, unaudited)

Ground Leases (1)		Location (City, Island)	Acres	Property Type	Exp. Year	Current ABR	Q3 2019 Cash NOI	Next Rent Step	Step Type	Next ABR ($ in $000)	Previous Rent Step	Previous Step Type	Previous ABR ($ in $000)
#1	(2)	Kaneohe, Oahu	15.4	Retail	2035	$2,800	$701	2023	FMV Reset	FMV	2017	Fixed Step	$2,100
#2		Kapolei, Oahu	36.4	Industrial	2025	2,271	568	2020	Fixed Step	2,328	2019	Fixed Step	2,216
#3		Honolulu, Oahu	9.0	Retail	2045	1,886	472	2020	Fixed Step	2,075	—	Fixed Step	1,715
#4	(2)	Honolulu, Oahu	2.8	Retail	2040	1,344	337	2020	FMV Reset	FMV	2016	Fixed Step	1,296
#5	(2)	Kaneohe, Oahu	3.7	Retail	2048	990	248	2023	Fixed Step	1,059	2018	Option	694
#6	(2)	Kailua, Oahu	3.4	Retail	2062	753	188	2022	Fixed Step	963	2012	FMV Reset	160
#7	(2)	Pu'unene, Maui	52.0	Heavy Industrial	2034	751	199	2019	FMV Reset	FMV	2014	Fixed Step	626
#8	(2)	Kailua, Oahu	2.2	Retail	2062	485	122	2022	Fixed Step	621	2012	FMV Reset	unknown
#9	(2)	Kailua, Oahu	1.9	Retail	2034	450	74	2024	Fixed Step	470	2019	Negotiated	641
#10	(2)	Honolulu, Oahu	0.5	Retail	2028	348	90	2020	Fixed Step	357	2019	Fixed Step	340
#11	(2)	Honolulu, Oahu	0.5	Parking	2023	319	79	2020	Fixed Step	329	2019	Fixed Step	310
#12	(2)	Kailua, Oahu	3.3	Office	2037	257	72	2022	FMV Reset	FMV	2012	Negotiated	226
#13	(2)	Kailua, Oahu	0.9	Retail	2033	243	61	2020	Fixed Step	248	2019	FMV Reset	181
#14	(2)	Kailua, Oahu	1.2	Retail	2022	237	56	—	—	—	2013	FMV Reset	120
#15	(2)	Kahului, Maui	0.8	Retail	2026	235	59	2019	Fixed Step	242	2018	Fixed Step	228
#16	(2)	Kahului, Maui	0.4	Retail	2020	214	53	Option	Fixed Step	220	2019	Fixed Step	207
#17	(2)	Kahului, Maui	0.8	Industrial	2020	200	50	Option	Fixed Step	209	2019	Fixed Step	192
#18	(2)	Kahului, Maui	0.5	Retail	2029	173	81	2020	Fixed Step	179	2019	Fixed Step	168
#19	(2)	Kahului, Maui	0.4	Retail	2027	158	57	2022	Fixed Step	181	2017	Negotiated	128
#20	(2)	Kailua, Oahu	0.4	Retail	2022	151	38	2020	Fixed Step	158	2019	Negotiated	144
Remainder	(2)	Various	17.5	Various	Various	1,461	313	Various	Various	—	—	—	—
Total - Ground Leases			154.0			$15,726	$3,918

(1) Excludes intersegment ground leases, primarily from our Materials & Construction segment, which are eliminated in our consolidated results of operations.
(2) Included in Same-Store pool.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 13 – Top 10 Tenants Ranked by ABR

($ in thousands, unaudited)

Tenant[1]	Number of Leases	ABR	% of Total Portfolio ABR	GLA (SF)	% of Total Portfolio GLA
Albertsons Companies (including Safeway)	7	$6,853	7.5%	286,024	7.4%
Sam's Club	1	3,308	3.6%	180,908	4.7%
CVS Corporation (including Longs Drugs)	6	2,752	3.0%	150,411	3.9%
Foodland Supermarket & related companies	10	2,598	2.9%	146,901	3.8%
Ross Dress for Less	2	1,992	2.2%	65,484	1.7%
Coleman World Group	2	1,780	2.0%	115,495	3.0%
Ulta Salon, Cosmetics, & Fragrance, Inc.	3	1,508	1.7%	33,985	0.9%
24 Hour Fitness USA	1	1,375	1.5%	45,870	1.2%
Petco Animal Supplies Stores	3	1,316	1.4%	34,282	0.9%
Whole Foods Market	1	1,210	1.3%	31,647	0.8%
Total	36	$24,692	27.1%	1,091,007	28.3%

[1] Excludes intersegment ground leases, primarily from the Materials & Construction segment, which are eliminated in the consolidated results of operations.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 14 – Lease Expiration Schedule
At September 30, 2019

($ in thousands, unaudited)

Total Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Portfolio Leased GLA	ABR Expiring	% of Total Portfolio Expiring ABR
2019	23	58,481	1.7%	$1,574	1.6%
2020	164	502,453	14.4%	11,729	11.6%
2021	158	593,857	17.0%	14,980	14.9%
2022	163	395,367	11.3%	12,874	12.8%
2023	108	252,510	7.2%	8,579	8.5%
2024	70	421,261	12.1%	11,670	11.6%
2025	26	145,923	4.2%	4,551	4.5%
2026	21	177,796	5.1%	4,797	4.8%
2027	18	145,301	4.2%	4,007	4.0%
2028	30	205,569	5.9%	7,991	7.9%
Thereafter	43	479,645	13.8%	15,368	15.3%
Month-to-month	86	107,611	3.1%	2,559	2.5%
Total	910	3,485,774	100.0%	$100,679	100.0%

Retail Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Retail Leased GLA	ABR Expiring	% of Total Retail Expiring ABR
2019	12	40,441	1.8%	$1,221	1.6%
2020	99	266,374	12.2%	7,862	10.2%
2021	95	346,500	15.9%	11,075	14.4%
2022	114	220,658	10.1%	9,759	12.7%
2023	87	193,977	8.8%	7,609	9.9%
2024	58	356,093	16.2%	10,524	13.7%
2025	24	76,993	3.5%	3,300	4.3%
2026	16	27,331	1.2%	1,632	2.1%
2027	16	67,709	3.1%	2,466	3.2%
2028	26	160,661	7.3%	7,049	9.2%
Thereafter	37	380,926	17.4%	12,797	16.6%
Month-to-month	47	55,425	2.5%	1,722	2.1%
Total	631	2,193,088	100.0%	$77,016	100.0%

Industrial Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Industrial Leased GLA	ABR Expiring	% of Total Industrial Expiring ABR
2019	10	16,045	1.4%	$259	1.4%
2020	53	206,406	17.8%	2,891	15.3%
2021	49	225,088	19.4%	3,261	17.2%
2022	39	156,643	13.5%	2,477	13.1%
2023	16	47,694	4.1%	689	3.6%
2024	7	49,704	4.3%	742	3.9%
2025	2	68,930	5.9%	1,250	6.6%
2026	4	136,381	11.8%	2,352	12.4%
2027	1	75,824	6.5%	1,438	7.6%
2028	1	40,505	3.5%	793	4.2%
Thereafter	4	86,921	7.5%	2,032	10.7%
Month-to-month	36	49,565	4.3%	752	4.0%
Total	222	1,159,706	100.0%	$18,936	100.0%

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 15 – New & Renewal Lease Summary
At September 30, 2019

(Unaudited)

						Comparable Leases Only[1]
Total - New and Renewal Leases	Leases	GLA	New ABR / SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR / SF	Old ABR / SF	Rent Spread[2]
3rd Quarter - 2019	55	114,061	$26.62	$1.97	3.7	35	77,276	$29.72	$28.04	6.0%
2nd Quarter - 2019	53	207,602	$25.47	$3.40	4.7	36	106,247	$27.82	$25.88	7.5%
1st Quarter - 2019	54	119,763	$28.49	$8.41	3.7	32	74,622	$24.83	$22.51	10.3%
4th Quarter - 2018	55	259,009	$21.07	$4.35	7.4	29	105,026	$22.55	$20.79	8.5%
Trailing four quarters	217	700,435	$24.55	$4.37	5.4	132	363,171	$26.08	$24.17	7.9%

Total - New Leases	Leases	GLA	New ABR / SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR / SF	Old ABR / SF	Rent Spread[2]
3rd Quarter - 2019	23	40,300	$21.05	$3.91	3.2	6	7,588	$32.76	$31.30	4.7%
2nd Quarter - 2019	16	98,348	$24.02	$3.76	3.5	4	14,373	$27.68	$24.69	12.1%
1st Quarter - 2019	29	55,851	$34.26	$18.03	4.2	7	10,710	$33.10	$30.49	8.6%
4th Quarter - 2018	33	163,240	$22.43	$6.78	9.2	9	17,247	$39.60	$40.26	(1.6)%
Trailing four quarters	101	357,739	$24.56	$7.39	6.2	26	49,918	$33.73	$32.32	4.4%

Total - Renewal Leases	Leases	GLA	New ABR / SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR / SF	Old ABR / SF	Rent Spread[2]
3rd Quarter - 2019	32	73,761	$29.66	$0.91	4.0	29	69,688	$29.38	$27.68	6.2%
2nd Quarter - 2019	37	109,254	$26.78	$3.07	5.7	32	91,874	$27.85	$26.06	6.8%
1st Quarter - 2019	25	63,912	$23.44	$—	3.2	25	63,912	$23.44	$21.18	10.7%
4th Quarter - 2018	22	95,769	$18.77	$0.20	4.3	20	87,779	$19.20	$16.96	13.2%
Trailing four quarters	116	342,696	$24.54	$1.23	4.5	106	313,253	$24.87	$22.88	8.7%

	Three Months Ended September 30, 2019					Nine Months Ended September 30, 2019
	Leases	GLA	ABR / SF	Rent Spread[2]		Leases	GLA (SF)	ABR / SF	Rent Spread[2]
Retail	27	42,126	$40.09	5.4%	Retail	78	148,189	$47.06	8.1%
Industrial	19	51,752	$15.66	10.1%	Industrial	69	261,964	$14.78	7.6%
Office	9	20,183	$26.59	3.4%	Office	15	31,273	$28.44	6.3%
1 Per Glossary of Terms, Comparable Leases are renewals and leases executed for units that have been vacated in the previous 12 months. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.
2 Rent Spread is calculated for Comparable Leases, a subset of the total population of leases for the period defined.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 16 – Portfolio Repositioning, Redevelopment & Development Summary
As of September 30, 2019

 ($ in millions, unaudited)

										Leasing Activity
Project[1]	Phase	Target In-service	Target Stabilization	Book Value of Land & Related Cost	Total Estimated Project Capital Costs & Contributed Land Basis	Project Capital Costs Incurred to Date	Estimated Incremental Stabilized Cash NOI	Estimated Stabilized Yield on Total Project Capital Costs[2]	Projected GLA (SF)	% Leased	% Under Letter of Intent	Total
Redevelopment
Aikahi Park Shopping Center	Pre-construction	Mid 2021	4Q21	N/A	$18.0 - $18.8	$0.7	$1.5 - $1.7	8.2 - 9.0%	98,000	83	6	89

[1] During 2019, Ho‘okele Shopping Center (a center that was being developed on a parcel adjacent to Maui Business Park and was included in this table in prior periods) was divided into two phases. Phase 1, which contemplates a Safeway, gas station, and related shops, commenced operations in Q3 2019 and was included in Table 11 - Improved Property Report in this period. Phase 2 will commence development at a later time pending the attainment of lease commitments for the future space and will be considered for inclusion in this table at that future time.

[2] Ranges are calculated based on the midpoint of Total Estimated Project Capital Costs & Contributed Land Basis where applicable. Amounts in this table are rounded to the nearest tenth of a million, and therefore a recalculation of percentages, if based on the reported data, may be slightly different.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 17 – Transactional Activity (2018 - 2019)

($ in millions, unaudited)

Dispositions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Sales Price	GLA (SF)
Lahaina Square	Retail	Maui, HI	11/18	$11.3	44,800
Judd Building	Office	Oahu, HI	3/18	6.0	20,200
Stangenwald Building	Office	Oahu, HI	3/18	7.2	27,100
Sparks Business Center	Industrial	Sparks, Nevada	3/18	38.3	396,100
Kaiser Permanente	Ground Lease	Maui, HI	3/18	21.5	N/A
Royal MacArthur Center	Retail	Dallas, TX	3/18	14.2	44,900
Little Cottonwood Shopping Center	Grocery Anchored	Sandy, UT	3/18	23.4	141,500
1800 and 1820 Preston Park	Office	Plano, TX	3/18	24.1	198,800
Deer Valley Financial Center	Office	Phoenix, AZ	2/18	15.0	126,600
Concorde Commerce Center	Office	Phoenix, AZ	1/18	9.5	138,700
Total				$170.5	1,138,700

Acquisitions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Purchase Price	GLA (SF)
Queens' Marketplace	Retail	Hawai‘i Island, HI	5/19	$90.3	135,000
Waipouli Town Center	Retail	Kauai, HI	5/19	17.8	56,500
Kapolei Business Park West	Ground Lease	Oahu, HI	4/19	41.1	N/A
Kapolei Enterprise Center	Industrial	Oahu, HI	4/19	26.7	93,000
Home Depot Iwilei	Ground Lease	Oahu, HI	3/19	42.4	N/A
Opule Street Industrial	Industrial	Oahu, HI	12/18	40.0	151,500
The Collection	Retail	Oahu, HI	7/18	6.9	12,000
Laulani Village	Retail	Oahu, HI	2/18	124.4	175,600
Hokulei Village	Retail	Kauai, HI	2/18	68.7	119,200
Pu‘unene Shopping Center	Retail	Maui, HI	2/18	63.6	120,400
Total				$521.9	863,200

Land Operations

Alexander & Baldwin, Inc.
Land Operations
Table 18 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Development sales revenue	$0.8	$9.0	$31.2	$42.8
Unimproved/other property sales revenue	1.5	9.1	32.4	11.5
Other operating revenue[1]	6.2	5.9	18.8	18.3
Total Land Operations operating revenue	$8.5	$24.0	$82.4	$72.6
Land Operations costs and operating expenses	(7.4)	(19.3)	(72.6)	(71.8)
Earnings (loss) from joint ventures	1.9	4.5	5.3	6.0
Interest and other income (expense), net	(0.2)	3.9	0.8	2.5
Land Operations operating profit (loss)	$2.8	$13.1	$15.9	$9.3
1 Other operating revenue include revenue related to trucking, renewable energy and diversified agriculture.

	Three Months Ended September 30,		Nine Months Ended September 30,		TTM September 30,
	2019	2018	2019	2018	2019
Land Operations Operating Profit (Loss)	$2.8	$13.1	$15.9	$9.3	$(20.1)
Depreciation and amortization	0.4	0.9	1.2	1.4	1.7
EBITDA	3.2	14.0	17.1	10.7	(18.4)
Other-than-temporary impairment of Kukui‘ula joint venture	—	—	—	—	186.8
Land Operations Adjusted EBITDA	$3.2	$14.0	$17.1	$10.7	$168.4

Alexander & Baldwin, Inc.
Land Operations
Table 19 – Key Active Development-for-sale Projects and Investments
As of September 30, 2019

($ in millions except per square foot and per unit amounts, unaudited)

														Construction Timing		Sales Closing Timing
Project	Location	Product Type	Est. Economic Interest[1]	Planned Units or Saleable Acres	Avg Size of Remaining Units (SF) or Lots (Acres)	Units / Acres Closed	Unit / Acres Remaining	Target Sales Price Range per SF / per Unit for Remaining	Est. Total Project Cost / Investment Cost[2]	A&B Projected Capital Commitment[3]	Total Project Costs Incurred to Date	A&B Gross Investment (Life to Date)	A&B Net Book Value	Start / Est. Start	Est. Substantial Completion	Start / Est. Start	Est. End
Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	17 acres	0.4	16 acres	1 acre	$200-$335	$135	N/A	$134	$134	$10	N/A	N/A	2013	2019
Maui Business Park (Phase II)	Kahului, Maui	Light industrial lots	100%	125 acres	1.9	35 acres	89 acres	$38-$60	$91	N/A	$59	$59	$39	2011	2021	2012	2030+
Kukui‘ula	Poipu, Kauai	Resort residential	85% +/- 5%	1,425 units	N/A	221 units	1204 units	$1.1M per unit	$1,071	$343	$635	$323	$119	2006	2041	2006	2042
Other Kukui‘ula Related Investments4 5	Poipu, Kauai	Resort residential	75% +/- 5%	58 units	N/A	39 units	19 units	$1.8M per unit	$102	$52	$78	$52	$20	2012	2018	2013	2021

[1] Estimated economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change. Further, as it relates to certain of our joint venture projects, information disclosed herein is obtained from our joint venture partners, who maintain the books and records of the related ventures.

[2] Includes land cost at book value, including capitalized interest, but excluding sales commissions and closing costs.
[3] Includes land cost at contribution value and total expected A&B capital to be contributed. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits.

[4] Includes joint venture investments in two vertical construction, development-for-sale projects at Kukui‘ula, as well as notes receivable from a Kukui‘ula development-for-sale project ($13.1 million as of September 30, 2019). Prior to Q3 2019, a third joint venture investment in a vertical construction, development-for-sale project was included, however all units in this project were sold and the joint venture activity was closed. All related information from this joint venture was removed from this table.

5 In 2019, management of the joint venture investments revised its strategic plans for the future development and marketing of land and units in the project. Such process resulted in an increase to the total planned units for the project and also revisions to the target sales price per unit and estimated total project cost as well as the expected sales closing estimated end dates.

Alexander & Baldwin, Inc.
Land Operations
Table 20 – Landholdings as of September 30, 2019

(In acres, unaudited)

Type	Maui	Kauai	Oahu	Total Acres
Land used in other operations	21	20	—	41
Urban land, not in active development/use
Urban Developable, full or partial infrastructure	110	6	—	116
Urban Developable, limited or no infrastructure	186	29	—	215
Urban Other	21	6	—	27
Subtotal - Urban land, not in active development/use	317	41	—	358
Agriculture-related
Agriculture/Other	6,266	6,358	75	12,699
Urban entitlement process	357	260	—	617
Conservation & preservation	392	13,309	509	14,210
Subtotal - Agriculture-related	7,015	19,927	584	27,526
Total Land Operations Landholdings	7,353	19,988	584	27,925

Materials & Construction

Alexander & Baldwin, Inc.
Materials & Construction
Table 21 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		TTM September 30,
	2019	2018	2019	2018	2019
Operating Profit (Loss)[1]	$(57.9)	$3.4	$(66.7)	$7.2	$(147.1)
Depreciation and amortization	2.7	3.0	8.5	9.1	11.5
EBITDA	(55.2)	6.4	(58.2)	16.3	(135.6)
Asset impairments related to the Materials & Construction segment	49.7	—	49.7	—	127.5
Loss (income) attributable to noncontrolling interest	1.1	(0.8)	1.8	(1.4)	1.0
M&C Adjusted EBITDA	$(4.4)	$5.6	$(6.7)	$14.9	$(7.1)

Other discrete items impacting the respective periods:
One-time charges related to the evaluation of strategic options for the Materials & Construction Segment	0.3	0.5	1.5	1.8	1.9

	Three Months Ended September 30,		Nine Months Ended September 30,		TTM September 30,
	2019	2018	2019	2018	2019
Adjusted EBITDA margin	(11.6)%	9.4%	(5.3)%	8.9%	(4.1)%
Aggregate tons delivered (tons in thousands)	209.9	191.2	620.5	542.0	796.7
Asphalt tons delivered (tons in thousands)	68.3	152.3	238.0	412.6	323.6
Crew days lost to weather	54.0	95.0	231.0	314.5	277.0
Total available crew days	641.0	690.0	1,885.0	1,961.0	2,467.0
% days lost to weather	8.4%	13.8%	12.3%	16.0%	11.2%
Backlog (as of period end, in millions)	$93.9	$157.4
1 The Company's GPRM Prestress operating unit is a 51% owned consolidated joint venture and GLP Asphalt is a 70% owned consolidated joint venture.